Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     This Second Amendment to Credit Agreement is dated December 22, 2010, by and among ATI Funding Corporation, a Delaware corporation (“ATI Funding”), TDY Holdings, LLC, a Delaware limited liability company (“TDYH”) (ATI Funding and TDYH are each, a “Borrower” and collectively, the “Borrowers”), the Guarantors (as defined in the Credit Agreement (as hereinafter defined)) party hereto, the Lenders (as hereinafter defined) party hereto and PNC Bank, National Association (“PNC Bank”) as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) (the “Second Amendment”).
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Guarantors, PNC Bank and various other financial institutions party thereto (PNC Bank and such other financial institutions are each, a “Lender” and collectively, the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement, dated July 31, 2007, as amended by First Amendment to Credit Agreement, dated May 29, 2009, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrowers and the Guarantors desire to amend certain provisions of the Credit Agreement and the Lenders and the Administrative Agent shall permit such amendments pursuant to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
     1. All capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.
     2. Section 1.1 of the Credit Agreement is hereby amended by restating the following definitions in their entirety as set forth below:
     Expiration Date shall mean, with respect to the Revolving Credit Commitments, December 22, 2015.
     3. Schedule 1.1(A) to the Credit Agreement is hereby amended by deleting the reference to “200.0” contained in Level IV below the heading “Revolving Credit Base Rate Spread” and replacing the same with the following reference: “125.0”.
     4. The provisions of Sections 2 and 3 of this Second Amendment shall not become effective until the Administrative Agent has received the following items, each in form and substance acceptable to the Administrative Agent and its counsel:

     (a) this Second Amendment, duly executed by each of the Loan Parties and the each of the Lenders;
     (b) the documents listed in the Preliminary Closing Agenda set forth on Exhibit A attached hereto and made a part hereof and evidence reasonably satisfactory to the Administrative Agent that all conditions set forth in such Preliminary Closing Agenda have been satisfied;
     (c) payment of all fees and expenses owed to the Lenders, the Administrative Agent, and the Administrative Agent’s counsel in connection with this Second Amendment; and
     (d) such other documents as may be reasonably requested by the Administrative Agent.
     5. Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement.
     6. Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, which at any time has secured the Obligations including, without limitation, the Guaranty Agreements, hereby continues to secure the Obligations.
     7. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that (i) such Loan Party has the legal power and authority to execute and deliver this Second Amendment, (ii) the officers of such Loan Party executing this Second Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof, (iii) the execution and delivery hereof by such Loan Party and the performance and observance by such Loan Party of the provisions hereof and of the Credit Agreement and all documents executed or to be executed in connection herewith or therewith, do not violate or conflict with the organizational agreements of such Loan Party or any law applicable to such Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Loan Party, and (iv) this Second Amendment, the Credit Agreement and the documents executed or to be executed by such Loan Party in connection herewith or therewith constitute valid and binding obligations of such Loan Party in every respect, enforceable in accordance with their respective terms.
     8. Each Loan Party represents and warrants that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Second Amendment or the performance or observance of any provision hereof, (ii) the schedules attached to and made a part of the Credit Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified or updated in writing in accordance with the Credit Agreement, and (iii) it presently has no known claims or actions of any kind at law or in equity against any Lender or the Administrative Agent arising out of or in any way relating to the Credit Agreement or the other Loan Documents.
     9. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.
     10. The agreements contained in this Second Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Second Amendment amends the Credit Agreement and is not a novation thereof.
     11. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.
     12. This Second Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. Each Loan Party hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or mentioning this Second Amendment.
[INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Second Amendment to be duly executed by their duly authorized officers the day and year first above written.

BORROWERS:

WITNESS:	ATI FUNDING CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	TDY HOLDINGS, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

GUARANTORS:

WITNESS:	ALLEGHENY TECHNOLOGIES INCORPORATED

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	OREGON METALLURGICAL CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	ALLEGHENY LUDLUM CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	ATI PROPERTIES, INC.

/s/ M. P. Earnest	By:	/s/ Patrick J. Viccaro
	Name:	Patrick J. Viccaro
	Title:	Vice President

WITNESS:	TDY INDUSTRIES, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	ALC FUNDING CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	JEWEL ACQUISITION, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	JESSOP STEEL, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	INTERNATIONAL HEARTH MELTING, LLC

	By:	OREGON METALLURGICAL CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	ATI PRECISION FINISHING, LLC (formerly known as “ROME METALS, LLC”)

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	TI OREGON, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	TITANIUM WIRE CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	ATI CANADA HOLDINGS, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	ALLEGHENY TECHNOLOGIES INTERNATIONAL, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	AII INVESTMENT CORP.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	ENVIRONMENTAL, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	AII ACQUISITION, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

WITNESS:	ATI TITANIUM LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Senior Vice President

AGENTS AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Susan J. Dimmick
Name:	Susan J. Dimmick
Title:	Senior Vice President

CITIBANK, N.A., as a Lender and as Co-Syndication Agent

By:	/s/ Raymond G. Dunning
Name:	Raymond G. Dunning
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and as Co-Syndication Agent

By:	/s/ Kevin Chichester
Name:	Kevin Chichester
Title:	Vice President

BANK OF AMERICA N.A., for itself, as a Lender and as Co-Documentation Agent, and as successor by merger to LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ W. Thomas Barnett
Name:	W. Thomas Barnett
Title:	Senior Vice-President

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY, as a Lender and as Co-Documentation Agent

By:	/s/ Joanne Nasuti
Name:	Joanne Nasuti
Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender and as a Co-Managing Agent

By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

By:	/s/ Rahul Parmar
Name:	Rahul Parmar
Title:	Associate

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Co-Managing Agent

By:	/s/ Christopher L. Querns
Name:	Christopher L. Querns
Title:	Vice President

THE BANK OF NEW YORK, as a Lender and as Co-Managing Agent

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title:	Vice President

MORGAN STANLEY BANK, as a Lender

By:	/s/ Sherrese Clarke
Name:	Sherrese Clarke
Title:	Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Frank M. Eassa
Name:	Frank M. Eassa
Title:	Assistant Vice President

EXHIBIT A
PRELIMINARY CLOSING AGENDA
     This preliminary closing agenda contains the documents to be delivered in connection with a second amendment to the credit facility provided to ATI Funding Corporation, a Delaware corporation (“ATI Funding”), and TDY Holdings, LLC, a Delaware limited liability company (“TDYH”) (ATI Funding and TDYH are each, a “Borrower” and collectively, the “Borrowers”), by PNC Bank, National Association (“PNC Bank”), and various other financial institutions from time to time (PNC Bank and such other financial institutions are each, a “Lender” and collectively, the “Lenders”), PNC Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and PNC Capital Markets LLC, a Pennsylvania limited liability company, as lead arranger (the “Lead Arranger”) (the “Credit Facility”).

Responsible
No.	LOAN DOCUMENTS	Party	Status
1.	Second Amendment to Credit Agreement (the “Credit Agreement”), by and among the Borrowers, Oregon Metallurgical Corporation, an Oregon corporation (“Oremet”), Allegheny Ludlum Corporation, a Pennsylvania corporation (“ALC”), ATI Properties, Inc., a Delaware corporation (“ATIP”), TDY Industries, Inc., a California corporation (“TDY”), ALC Funding Corporation, a Delaware corporation (“ALC Funding”), Jessop Steel, LLC, a Pennsylvania limited liability company (“Jessop LLC”), Jewel Acquisition, LLC, a Delaware limited liability company (“Jewel”), Allegheny Technologies Incorporated, a Delaware corporation (“ATI”), International Hearth Melting, LLC, an Oregon limited liability company (“IHM”), ATI Precision Finishing, LLC (formerly known as “Rome Metals, LLC”), a Pennsylvania limited liability company (“ATI Precision”), TI Oregon, Inc., an Oregon corporation (“TIO”), Titanium Wire Corporation, a Pennsylvania corporation (“Titanium Wire”), ATI Canada Holdings, Inc., a Delaware corporation (“ATICH”), Allegheny Technologies International, Inc., a California corporation (“ATII”), AII Investment Corp., a Delaware corporation (“AIC”), Environmental, Inc., a California corporation (“EI”), AII Acquisition, LLC, a Pennsylvania limited liability company (“AII LLC”), ATI Titanium LLC, a Delaware limited liability company (“ATIT”) (Oremet, ALC, ATIP, TDY, ALC Funding, Jessop LLC, Jewel, ATI, IHM, ATI Precision, TIO, Titanium Wire, ATICH, ATII, AIC, EI, AII LLC and ATIT are each, a “Guarantor” and collectively, the “Guarantors”) (the Borrowers and the Guarantors are each, a “Loan Party” and collectively, the “Loan Parties”), the Lenders and the Administrative Agent (the “Second Amendment”).	Administrative Agent	Complete

Responsible
No.	LOAN DOCUMENTS	Party	Status
ORGANIZATIONAL DOCUMENTS

ATI Funding

2.	Certificate of Assistant Secretary of ATI Funding as to (i) resolutions of its Board of Directors authorizing ATI Funding to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Incorporation or By-Laws.	Borrowers

3.	Good Standing Certificate of ATI Funding from the Secretary of State of the State of Delaware.	Borrowers	Complete

TDYH

4.	Certificate of an Officer/Manager of TDYH as to (i) resolutions of its Managers/Members authorizing TDYH to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

5.	Good Standing Certificate of TDYH from the Secretary of State of the State of Delaware.	Borrowers	Complete

Oremet

6.	Certificate of Assistant Secretary of Oremet as to (i) resolutions of its Board of Directors authorizing Oremet to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

7.	Good Standing Certificate of Oremet from the Secretary of State of the State of Oregon.	Borrowers	Complete

ALC

8.	Certificate of Assistant Secretary of ALC as to (i) resolutions of its Board of Directors authorizing ALC to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Incorporation or Bylaws.	Borrowers

9.	Good Standing Certificate of ALC from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers	Complete

Responsible
No.	LOAN DOCUMENTS	Party	Status
ATIP

10.	Certificate of Assistant Secretary of ATIP as to (i) resolutions of its Board of Directors authorizing ATIP to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Incorporation or Bylaws.	Borrowers

11.	Good Standing Certificate of ATIP from the Secretary of State of the State of Delaware.	Borrowers	Complete

TDY

12.	Certificate of Assistant Secretary of TDY as to (i) resolutions of its Board of Directors authorizing TDY to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

13.	Good Standing Certificate of TDY from the Secretary of State of the State of California.	Borrowers	Complete

ALC Funding

14.	Certificate of Assistant Secretary of ALC Funding as to (i) resolutions of its Board of Directors authorizing ALC Funding to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Incorporation or Bylaws.	Borrowers

15.	Good Standing Certificate of ALC Funding from the Secretary of State of the State of Delaware.	Borrowers	Complete

Jewel

16.	Certificate of an Officer/Manager of Jewel as to (i) resolutions of its Managers/Members authorizing Jewel to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

17.	Good Standing Certificate of Jewel from the Secretary of State of the State of Delaware.	Borrowers	Complete

Responsible
No.	LOAN DOCUMENTS	Party	Status
ATI

18.	Certificate of Assistant Secretary of ATI as to (i) resolutions of its Board of Directors authorizing ATI to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Incorporation or Bylaws.	Borrowers

19.	Good Standing Certificate of ATI from the Secretary of State of the State of Delaware.	Borrowers	Complete

Jessop LLC

20.	Certificate of an Officer/Manager of Jessop LLC as to (i) resolutions of its Managers/Members authorizing Jessop LLC to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

21.	Good Standing Certificate of Jessop LLC from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers	Complete

IHM

22.	Certificate of an Officer/Manager of IHM as to (i) resolutions of its Managers/Members authorizing IHM to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Organization or Operating Agreement.	Borrowers

23.	Good Standing Certificate of IHM from the Secretary of State of the State of Oregon.	Borrowers	Complete

ATI Precision

24.	Certificate of an Officer/Manager of ATI Precision as to (i) resolutions of its Managers/Members authorizing ATI Precision to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation and Operating Agreement.	Borrowers

25.	Good Standing Certificate of ATI Precision from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers	Complete

Responsible
No.	LOAN DOCUMENTS	Party	Status
TIO

26.	Certificate of Assistant Secretary of TIO as to (i) resolutions of its Board of Directors authorizing TIO to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

27.	Good Standing Certificate of TIO from the Secretary of State of the State of Oregon.	Borrowers	Complete

Titanium Wire

28.	Certificate of Assistant Secretary of Titanium Wire as to (i) resolutions of its Board of Directors authorizing Titanium Wire to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

29.	Good Standing Certificate of Titanium Wire from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers	Complete

AIC

30.	Certificate of Assistant Secretary of AIC as to (i) resolutions of its Board of Directors authorizing AIC to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Incorporation or Bylaws.	Borrowers

31.	Good Standing Certificate of AIC from the Secretary of State of the State of Delaware.	Borrowers	Complete

ATICH

32.	Certificate of Assistant Secretary of ATICH as to (i) resolutions of its Board of Directors authorizing ATICH to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Incorporation or Bylaws.	Borrowers

33.	Good Standing Certificate of ATICH from the Secretary of State of the State of Delaware.	Borrowers	Complete

Responsible
No.	LOAN DOCUMENTS	Party	Status
ATII

34.	Certificate of Assistant Secretary of ATII as to (i) resolutions of its Board of Directors authorizing ATII to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

35.	Good Standing Certificate of ATII from the Secretary of State of the State of California.	Borrowers	Complete

EI

36.	Certificate of Assistant Secretary of EI as to (i) resolutions of its Board of Directors authorizing EI to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

37.	Good Standing Certificate of EI from the Secretary of State of the State of California.	Borrowers	Complete

AII LLC

38.	Certificate of an Officer/Manager of AII LLC as to (i) resolutions of its Managers/Members authorizing AII LLC to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation and Operating Agreement.	Borrowers

39.	Good Standing Certificate of AII LLC from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers	Complete

ATIT

40.	Certificate of Assistant Secretary of ATIT as to (i) resolutions of its Board of Directors authorizing ATIT to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

41.	Good Standing Certificate of ATIT from the Secretary of State of the State of Delaware.	Borrowers	Complete

RELATED DOCUMENTS

42.	Opinions of Counsel to the Loan Parties in form and substance satisfactory to the Administrative Agent.	Borrowers	Complete

Responsible
No.	LOAN DOCUMENTS	Party	Status
43.	Updated projected consolidated financial statements of ATI and its subsidiaries (including balance sheets, statements of operations and cash-flows) for the three-year period commencing on the Second Amendment Closing Date, in form and substance satisfactory to the Administrative Agent.	Borrowers	Complete

44.	Officer’s Certificate of each Loan Party, as of the closing date of the Second Amendment, regarding no material adverse change, the accuracy of representations and warranties, compliance with covenants, no defaults, etc.	Administrative Agent/ Borrowers	Complete

45.	First Amended and Restated Administrative Agent’s Fee Letter.	Administrative Agent	Complete

46.	Engagement Letter with respect to the Second Amendment.	Administrative Agent	Complete